SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 1, 2004


                                BEXIL CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                      811-07833             13-3907058
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code:  1-212-785-0400


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

     On March 1, 2004, Bexil Corporation (the "Company") issued a press release announcing the omission of the 2004 first quarter dividend. A copy of the March 1, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 5 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 7. Financial Statements and Exihibits.

          (c)  Exhibits.


                Exhibit No.   Description of Exhibit
                ==========    =================================================
                     99.1     Press Release, dated March 1, 2004 announcing
                              the omission of the 2004 first quarter dividend.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BEXIL CORPORATION


Date:     March 1, 2004                         /s/ Thomas B. Winmill
                                                ---------------------
                                                    Thomas B. Winmill
                                                    President

                                  EXHIBIT INDEX
                                  -------------



Exhibit Number                                    Exhibit Description
--------------                                    -------------------

     99.1                                      Press release dated March 1, 2004

Exhibit 99.1



                                                                   March 1, 2004

News Release                                                           AMEX: BXL
For Immediate Release                                            CUSIP 088577101



                 BEXIL CORPORATION OMITS FIRST QUARTER DIVIDEND

NEW YORK - The Board of Directors of Bexil Corporation announced today that the Company will not pay a dividend for the first quarter of 2004.

Bexil is a holding company operating businesses directly or through companies in which it has a majority or other substantial interest. More information about Bexil may be found at its web site http://www.bexil.com/.


Contact: William G. Vohrer
         wvohrer@bexil.com
         1-212-785-0400, ext. 279








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